Supplement to the
Strategic Advisers® Emerging Markets Fund
September 26, 2010
Prospectus

The following information replaces the first bullet found under the "Principal Investment Strategies" heading in the "Fund Summary" section on page 4.

  Investing in a combination of affiliated emerging markets equity funds (i.e., Fidelity funds) and non-affiliated emerging markets equity funds which typically participate in Fidelity's FundsNetwork®, non-affiliated exchange traded funds (ETFs), and closed-end funds (underlying funds).

The following information replaces the similar information found under the "Principal Investment Strategies" heading in the "Investment Details" section on page 8.

The fund may invest in a combination of Fidelity funds and non-affiliated funds which typically participate in Fidelity's FundsNetwork, non-affiliated ETFs, and closed-end funds. Underlying funds include both funds managed by FMR (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. The non-affiliated underlying funds pay Fidelity service fees that typically are at an annual rate of up to 0.40% of a fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower, or charged on a per position basis, in some cases. In situations where a fund or strategy is not available for purchase through FundsNetwork, the fund may elect to purchase such fund through other means. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

SAE-10-01  November 19, 2010
1.922892.100